UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51081	88-0485183
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room D, 2F, Building 12, Xinxin Huayuan, Jinshui Road, Zhengzhou, Henan Province, The People’s Republic of China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 86-375-2754377

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong Telephone: (011) 852-2530 0222

(Former Name or Former Address, if Changed Since Last Report)

Interwest Transfer Company, Inc.
1981 East Murray Holladay Road, Suite 100, P.O. Box 17136
Salt Lake City, UT 84117
Telephone: (801) 272-9294 Fax: (801) 277-3147

 (Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 22, 2008, China Infrastructure Investment Corporation, a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing certain actions of the Company including, without limitation, the approval of the Charters for each of the Company’s Audit Committee, Compensation Committee and Nominating Committee as set forth in the amended and restated Item 8.01 herein below. The Company is filing this Amendment No. 1 to the Original Report is to disclose that (a) on May 21, 2008, the Board of Directors of the Company also appointed those certain Directors to serve as members of the Audit, Compensation and Nominating Committees set forth in Item 8.01 herein and (b) effective August 12, 2008, the Company’s common stock began trading on the NASDAQ Stock Market LLC under the new symbol “CIIC”.

 Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2008, the Board of Directors of the Company unanimously resolved to amend and restate the Company’s bylaws, and the Company did amend and restate its bylaws, dated as of May 21, 2008, in light of the fact that certain provisions therein were obsolete or required amendments to render the Company’s securities eligible for listing through the Direct Registration System. A copy of the amended and restated bylaws of the Company is attached as Exhibit 3.3 to the Original Report.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 21, 2008, the Board of Directors of the Company simultaneously rescinded the Company’s Code of Ethics adopted by the Board of Directors in 2001, effective immediately and adopted a new Code of Ethics that applies to the Company's officers, directors and employees. A copy of the Code of Ethics is attached as Exhibit 14.1 to the Original Report, and is incorporated by reference into this Item 5.05.

Item 8.01. Other Events.

On May 21, 2008, the Board of Directors of the Company unanimously resolved to create an Audit Committee, appointing Huang Yuemin (Chairman), Xu Huiqing and Mu Xinjie to serve as members of such Audit Committee, a Compensation Committee, appointing Huang Yuemin, Xu Huiqing (Chairman) and Li Changlai to serve as members of such Compensation Committee and a Nominating Committee, appointing Huang Yuemin, Xu Huiqing and Li Changlai (Chairman) to serve as members of such Nominating Committee. The Board of Directors also approved the Charters for each of the Audit Committee, the Compensation and the Nominating Committees of the Board. A copy of the Audit Committee Charter, the Compensation Committee Charter and the Nominating Committee Charter are attached to the Original Report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference into this Item 8.01.

On August 12, 2008, the Company’s common stock began trading on the NASDAQ Stock Market LLC under the new symbol “CIIC”.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 3.3	Amended and Restated Bylaws of the Company, dated as of May 21, 2008	Incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K as filed with the SEC on May 22, 2008
Exhibit 14.1	Code of Ethics	Incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K as filed with the SEC on May 22, 2008
Exhibit 99.1	Audit Committee Charter	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the SEC on May 22, 2008
Exhibit 99.2	Compensation Committee Charter	Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K as filed with the SEC on May 22, 2008
Exhibit 99.3	Nominating Committee Charter	Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K as filed with the SEC on May 22, 2008

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

By:	/s/ Li Xipeng
Name:	Li Xipeng
Title:	Chief Executive Officer